Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2020
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020	2019
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$14,653	$15,732	$16,628	$16,522	$16,526
Total interest expense	2,684	3,105	3,386	3,419	3,307
Net interest income	11,969	12,627	13,242	13,103	13,219
Provision for (recovery of) loan losses	471	89	(134)	3,957	(87)
Net interest income after provision for (recovery of) loan losses	11,498	12,538	13,376	9,146	13,306
Noninterest income	1,398	1,648	1,474	1,426	1,624
Noninterest expense	9,628	9,562	9,509	9,472	10,098
Income before income tax	3,268	4,624	5,341	1,100	4,832
Income tax expense	850	1,234	1,417	293	1,281
Net income	$2,418	$3,390	$3,924	$807	$3,551
Basic and diluted earnings per common share	$0.16	$0.22	$0.26	$0.05	$0.22

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$887	$957	$983	$974	$930
Loan servicing fees	63	273	99	56	23
Mortgage brokerage and banking fees	29	72	28	21	28
Gain on sale of equity securities	—	—	—	—	295
Loss on disposal of other assets	(2)	(25)	—	—	(19)
Trust insurance commissions and annuities income	282	217	198	224	205
Earnings on bank-owned life insurance	32	31	37	38	30
Other	107	123	129	113	132
Total noninterest income	$1,398	$1,648	$1,474	$1,426	$1,624

Noninterest Expense
Compensation and benefits	$5,518	$5,138	$5,218	$5,207	$5,703
Office occupancy and equipment	1,800	1,726	1,877	1,621	1,845
Advertising and public relations	152	169	182	145	161
Information technology	822	855	716	736	692
Professional fees	263	412	376	240	306
Supplies, telephone, and postage	300	288	310	319	399
Amortization of intangibles	14	14	13	14	20
Nonperforming asset management	40	(24)	17	58	54
Operations of other real estate owned, net	(17)	30	19	47	(44)
FDIC insurance premiums	34	—	(127)	146	108
Other	702	954	908	939	854
Total noninterest expense	$9,628	$9,562	$9,509	$9,472	$10,098

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020	2019
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.66%	0.91%	1.05%	0.21%	0.91%
Return on equity (ratio of net income to average equity) (1)	5.52	7.71	9.04	1.84	7.68
Net interest rate spread (1)	3.19	3.23	3.38	3.30	3.35
Net interest margin (1)	3.44	3.50	3.67	3.60	3.64
Efficiency ratio (2)	72.03	66.98	64.62	65.19	68.03
Noninterest expense to average total assets (1)	2.63	2.56	2.54	2.48	2.60
Average interest–earning assets to average interest–bearing liabilities	132.68	132.47	131.18	131.66	131.53
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	226	222	223	231	235

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$14,652	$9,785	$13,074	$13,998	$12,016
Interest-bearing deposits in other financial institutions	155,286	180,540	127,719	89,609	66,206
Securities, at fair value	63,853	60,193	65,440	87,080	83,240
Loans receivable, net	1,147,628	1,168,008	1,213,948	1,267,454	1,306,475
Other real estate owned, net	110	186	269	497	921
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	8,026
Premises and equipment, net	24,202	24,346	24,598	24,923	24,992
Bank-owned life insurance	18,977	18,945	18,914	18,877	18,839
Deferred taxes	3,644	3,873	4,556	4,816	5,023
Other assets	14,440	14,649	15,974	19,178	19,282
Total assets	$1,450,282	$1,488,015	$1,491,982	$1,533,922	$1,545,020

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,253,751	$1,284,757	$1,288,825	$1,330,207	$1,326,746
Borrowings	—	61	1,253	798	16,106
Other liabilities	23,536	28,825	28,037	31,426	25,948
Total liabilities	1,277,287	1,313,643	1,318,115	1,362,431	1,368,800
Stockholders’ equity	172,995	174,372	173,867	171,491	176,220
Total liabilities and stockholders’ equity	$1,450,282	$1,488,015	$1,491,982	$1,533,922	$1,545,020

(1)Annualized
(2)The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020	2019
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$52,849	$55,750	$60,757	$64,192	$66,833
Multi–family mortgage	542,421	563,750	577,656	619,898	634,328
Nonresidential real estate	133,432	134,674	140,410	145,416	148,601
Construction and land	—	—	88	117	145
Commercial loans	158,049	145,714	163,846	153,709	172,264
Commercial leases	266,063	272,629	275,800	289,107	289,750
Consumer	2,078	2,211	2,052	1,861	1,846
	1,154,892	1,174,728	1,220,609	1,274,300	1,313,767
Net deferred loan origination costs	848	912	942	978	1,062
Allowance for loan losses	(8,112)	(7,632)	(7,603)	(7,824)	(8,354)
Loans, net	$1,147,628	$1,168,008	$1,213,948	$1,267,454	$1,306,475

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$659	$437	$721	$836	$695
Multi–family mortgage	17,004	19,848	6,960	9,258	27,871
Nonresidential real estate	5,410	174	387	4,100	1,641
Commercial loans	172,837	134,330	141,314	153,537	155,123
Commercial leases	24,764	33,183	30,998	34,959	27,611
Consumer	883	1,018	852	842	1,174
	$221,557	$188,990	$181,232	$203,532	$214,115
Weighted average rate	4.55%	5.41%	5.75%	6.27%	6.15%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$3,511	$5,317	$4,127	$3,415	$4,195
Multi–family mortgage	38,213	33,916	49,374	23,685	13,308
Nonresidential real estate	6,708	5,854	6,802	7,165	5,542
Construction and land	—	88	28	27	27
Commercial loans	162,048	151,432	130,208	167,352	170,387
Commercial leases	31,004	36,488	44,035	39,633	37,259
Consumer	989	796	703	800	781
	$242,473	$233,891	$235,277	$242,077	$231,499
Weighted average rate	4.74%	5.46%	5.45%	5.91%	5.91%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020	2019
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$476	$512	$1,163	$928	$848
Nonresidential real estate	288	288	284	2,083	242
Commercial loans	—	—	—	—	354
Nonaccrual loans	764	800	1,447	3,011	1,444

Loans past due over 90 days, still accruing - commercial leases	—	47	—	—	—

Other real estate owned - One–to–four family residential real estate	110	186	269	497	921

Nonperforming assets	$874	$1,033	$1,716	$3,508	$2,365

Asset Quality Ratios
Nonperforming assets to total assets	0.06%	0.07%	0.12%	0.23%	0.15%
Nonperforming loans to total loans (1)	0.07	0.07	0.12	0.24	0.11
Nonperforming commercial-related loans to total commercial-related loans (2)	0.03	0.03	0.02	0.17	0.05
Nonperforming residential and consumer loans to total residential and consumer loans	0.87	0.88	1.85	1.40	1.23
Allowance for loan losses to nonperforming loans	1,061.78	901.06	525.43	259.85	578.53

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$648,991	$699,434	$688,887	$734,567	$749,755
% FFIEC total capital	381.15%	393.32%	403.95%	437.62%	440.83%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$281,962	$336,287	$302,648	$286,910	$351,284
% FFIEC total capital	165.60%	197.58%	177.47%	170.93%	206.54%

Commercial Leases - Investment rated	$124,451	$133,839	$133,049	$143,148	$157,215
Commercial Leases - Other	141,612	138,790	142,751	145,959	132,535

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.

(2)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction and land, Commercial loans and Commercial leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020	2019
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$440	$568	$577	$487	$384
Multi–family mortgage	—	206	211	213	214
Nonresidential real estate	89	90	93	93	95
Commercial loans	—	—	—	500	3,033
Commercial leases	1,423	136	—	—	—
Consumer	9	53	3	1	9
	$1,961	$1,053	$884	$1,294	$3,735

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,632	$7,603	$7,824	$8,354	$8,470
Charge–offs:
One–to–four family residential real estate	(5)	(105)	(44)	(50)	(23)
Nonresidential real estate	—	—	(55)	—	(28)
Commercial loans	—	—	—	(4,443)	—
Consumer	(13)	(11)	(5)	(10)	(5)
	(18)	(116)	(104)	(4,503)	(56)
Recoveries:
One–to–four family residential real estate	13	47	5	6	17
Multi–family mortgage	12	7	8	8	8
Commercial loans	2	2	4	2	2
	27	56	17	16	27
Net recoveries (charge–offs)	9	(60)	(87)	(4,487)	(29)
Provision for (recovery of ) loan losses	471	89	(134)	3,957	(87)
Ending balance	$8,112	$7,632	$7,603	$7,824	$8,354

Allowance for loan losses to total loans	0.70%	0.65%	0.62%	0.61%	0.64%
Net recoveries (charge–offs) ratio (1)	—	(0.02)	(0.03)	(1.38)	(0.01)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020	2019
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$211,142	$210,762	$208,347	$213,966	$222,328
Interest–bearing NOW accounts	266,828	273,168	274,752	278,405	266,402
Money market accounts	247,227	245,610	237,022	246,941	248,657
Savings deposits	155,505	153,183	149,431	153,414	155,505
Certificates of deposit - retail	319,987	336,949	344,327	348,685	341,266
Certificates of deposit - wholesale	53,062	65,085	74,946	88,796	92,588
	$1,253,751	$1,284,757	$1,288,825	$1,330,207	$1,326,746

SELECTED AVERAGE BALANCES
Total average assets	$1,465,253	$1,496,379	$1,498,380	$1,529,033	$1,553,484
Total average interest–earning assets	1,400,539	1,429,300	1,430,830	1,458,180	1,474,355
Average loans	1,160,197	1,189,771	1,239,774	1,297,548	1,304,385
Average securities	62,919	64,658	78,221	86,144	91,271
Average stock in FHLB & FRB	7,490	7,490	7,490	7,629	8,026
Average other interest–earning assets	169,933	167,381	105,345	66,859	70,673
Total average interest–bearing liabilities	1,055,550	1,078,940	1,090,766	1,107,540	1,120,957
Average interest–bearing deposits	1,055,535	1,078,537	1,089,596	1,106,439	1,106,582
Average borrowings	15	403	1,170	1,101	14,375
Average stockholders’ equity	175,069	175,977	173,698	175,452	184,957

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.21%	4.37%	4.61%	4.54%	4.55%
Average loans	4.72	4.82	4.92	4.76	4.77
Average securities	1.94	2.27	2.58	2.80	2.67
Average other interest–earning assets	1.54	1.94	2.50	2.63	2.71
Total average interest–bearing liabilities	1.02	1.14	1.23	1.24	1.20
Average interest–bearing deposits	1.02	1.14	1.23	1.24	1.18
Average cost of total deposits	0.85	0.95	1.03	1.04	0.99
Average cost of retail and commercial deposits	0.93	1.04	1.13	1.13	1.08
Average cost of wholesale deposits and borrowings	2.52	2.53	2.48	2.39	2.29
Average cost of funds	0.85	0.95	1.03	1.04	1.00
Net interest rate spread	3.19	3.23	3.38	3.30	3.35
Net interest margin	3.44	3.50	3.67	3.60	3.64

(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020	2019
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	11.93%	11.72%	11.65%	11.18%	11.41%
Tangible equity to tangible total assets (end of period)	11.93	11.72	11.65	11.18	11.40
Risk–based total capital ratio	17.35	17.23	16.17	15.17	15.47
Common Tier 1 (CET1)	16.56	16.48	15.47	14.49	14.76
Risk–based tier 1 capital ratio	16.56	16.48	15.47	14.49	14.76
Tier 1 leverage ratio	11.67	11.48	11.43	11.04	11.13
Tier 1 capital	$170,788	$171,524	$171,050	$168,461	$172,486
BankFinancial, NA
Risk–based total capital ratio	16.53%	16.38%	15.46%	14.46%	14.58%
Common Tier 1 (CET1)	15.75	15.63	14.76	13.78	13.86
Risk–based tier 1 capital ratio	15.75	15.63	14.76	13.78	13.86
Tier 1 leverage ratio	11.10	10.89	10.90	10.49	10.45
Tier 1 capital	$162,158	$162,455	$162,818	$159,917	$161,723

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.81	$13.08	$11.90	$13.99	$14.87
High	13.28	14.14	14.29	15.63	16.06
Low	7.33	11.52	11.10	13.44	13.46
Common shares outstanding	15,072,268	15,278,464	15,373,964	15,373,964	15,644,499
Book value per share	$11.48	$11.41	$11.31	$11.15	$11.26
Tangible book value per share	$11.48	$11.41	$11.31	$11.15	$11.26
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	62.94%	45.30%	39.18%	191.78%	46.35%
Stock repurchases	$2,202	$1,298	$—	$4,001	$12,840
Stock repurchases – shares	206,196	95,500	—	270,535	837,015

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,418	$3,390	$3,924	$807	$3,551
Weighted average basic and dilutive common shares outstanding	15,205,731	15,342,524	15,373,964	15,472,618	16,202,303
Basic and diluted earnings per common share	$0.16	$0.22	$0.26	$0.05	$0.22

(1)
As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules. BankFinancial Corporation capital data is included for informational purposes only.